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                                                                  EXHIBIT 10.1.3


                                AMENDMENT NO. 2
                                     TO THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             TITAN RESOURCES, L.P.


       THIS AMENDMENT NO. 2 TO THE AGREEMENT OF LIMITED PARTNERSHIP OF TITAN RESOURCES, L.P. (this "Amendment") dated as of September 27, 1996, is made by and among Titan Resources I, Inc., a Texas corporation, as the general partner (the "General Partner"), and a Majority Interest of the Limited Partners (on behalf of all of the Limited Partners).

                                  WITNESSETH:

       WHEREAS, the General Partner and the Limited Partners are the parties to that certain Agreement of Limited Partnership dated as of March 31, 1995, as amended by that certain Amendment No. 1 dated as of December 11, 1995 (the "Partnership Agreement"), providing for the formation and operation of Titan Resources, L.P., a Texas limited partnership (the "Partnership"); and

       WHEREAS, the parties hereto desire to enter into this Amendment to amend
Schedule 1 to the Partnership Agreement in order to reflect the admission of Selma International Investment Limited as a Limited Partner of the Partnership;

       NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and in the Partnership Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and a Majority Interest of the Limited Partners (acting on behalf of all of the Limited Partners) hereby agree as follows:

       1. Certain Definitions. Terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Partnership Agreement.

       2. Amendment to Schedule 1. Pursuant to Section 3.2 of the Partnership Agreement, the General Partner hereby amends Schedule 1 to the Partnership Agreement in order to reflect the admission of an additional Limited Partner to the Partnership, effective at such time as such additional Limited Partner shall deliver a counterpart signature page to the Partnership Agreement.

       3.     Power and Authority to Enter into Amendment.  Pursuant to Section
11.2 of the Partnership Agreement, a Majority Interest of the Limited Partners hereby executes this Amendment in order to consent to the amendment set forth herein.
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       4.     Ratification of Partnership Agreement.  The Partnership
Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

       5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
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       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



                                       GENERAL PARTNER:

                                       TITAN RESOURCES I, INC.



                                       By: /s/ JACK D. HIGHTOWER
                                          ------------------------------------
                                            Jack D. Hightower, President


                                       LIMITED PARTNERS:

                                       NATURAL GAS PARTNERS, L.P.

                                       By: G.F.W. Energy, L.P., its general
                                           partner



                                       By: /s/ DAVID R. ALBIN
                                          ------------------------------------


                                       NATURAL GAS PARTNERS II, L.P.

                                       By: G.F.W. Energy II, L.P., its general
                                           partner

                                       By: GFW II, L.L.C., its general partner



                                       By: /s/ KENNETH A. HERSH
                                          ------------------------------------
                                          Kenneth A. Hersh
                                          Authorized Member


                                        /s/ JACK D. HIGHTOWER
                                       ---------------------------------------
                                       Jack D. Hightower



                                        /s/ JACK D. HIGHTOWER
                                       ---------------------------------------
                                       Jack D. Hightower, Separate Property
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                                       JOINT ENERGY DEVELOPMENT
                                       INVESTMENTS LIMITED PARTNERSHIP

                                       By: Enron Capital Management Limited
                                       Partnership, its general partner

                                       By: Enron Capital Corp., its general
                                       partner



                                       By: /s/ WYNNE SNOOTS, JR.
                                          ----------------------------------
                                          Wynne Snoots, Jr.

                                       FIRST UNION CORPORATION




                                       By: /s/ TED A. GARDNER
                                          ----------------------------------
                                           Ted A. Gardner